Exhibit A

         Registered Investment Companies Subject to Management Agreement

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Registered Investment Company/Institutional Class Funds                     Date

American Century Quantitative Equity Funds
  American Century Equity Growth Fund                             August 1, 1997
  American Century Income & Growth Fund                           August 1, 1997
  American Century Small Capitalization Quantitative Fund           July 1, 1998
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By executing this Exhibit A, each Fund executes the Management Agreement to which it is attached and all of its Exhibits and amendments as of the date specified above.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
/*/ Robert C. Puff                                     /*/ Douglas A. Paul
Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                                    Exhibit B

                          Series Investment Categories
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Investment Category      Series
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Equity Funds                                 American Century Equity Growth Fund
                                           American Century Income & Growth Fund
                         American Century Small Capitalization Quantitative Fund
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Dated:  July 1, 1998

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
As executed on behalf of the above in               As executed on behalf of the above in
Exhibit A by                                        Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                                    Exhibit C

                 Investment Category Fee Schedules: Equity Funds

Schedule 1
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Category Assets       Fee Rate                                 Schedule 1 Funds:
First $1 billion      0.5200%                American Century Equity Growth Fund
Next $5 billion       0.4600%              American Century Income & Growth Fund
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Next $15 billion      0.4160%
Next $25 billion      0.3690%
Next $50 billion      0.3420%
Next $150 billion     0.3390%
Thereafter            0.3380%

Schedule 2
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Category Assets       Fee Rate                                 Schedule 2 Funds:
First $1 billion      0.7200%              American Century Small Capitalization
Next $5 billion       0.6600%                                  Quantitative Fund
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Next $15 billion      0.6160%
Next $25 billion      0.5690%
Next $50 billion      0.5420%
Next $150 billion     0.5390%
Thereafter            0.5380%

Dated: July 1, 1998

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
As executed on behalf of the above in               As executed on behalf of the above in
Exhibit A by                                        Exhibit A by

Robert C. Puff                                      Douglas A. Paul
President                                           Secretary

                                    Exhibit D
                              Complex Fee Schedule

            Complex Assets                              Fee Rate
            First $2.5 billion                          0.1100%
            ----------------------------------
            Next $7.5 billion                           0.1000%
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            Next $15.0 billion                          0.0985%
            ----------------------------------
            Next $25.0 billion                          0.0970%
            ----------------------------------
            Next $50.0 billion                          0.0960%
            ----------------------------------
            Next $100.0 billion                         0.0950%
            ----------------------------------
            Next $100.0 billion                         0.0940%
            ----------------------------------
            Next $200.0 billion                         0.0930%
            ----------------------------------
            Next $250.0 billion                         0.0920%
            ----------------------------------
            Next $500.0 billion                         0.0910%
            ----------------------------------
            Thereafter                                  0.0900%

Dated: July 1, 1998

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
As executed on behalf of the above in               As executed on behalf of the above in
Exhibit A by                                        Exhibit A by

Robert C. Puff                                      Douglas A. Paul
President                                           Secretary